EXHIBIT A-3


                              FORM OF STOCK CERTIFICATE


          Incorporated under the Laws     of the State of _______________

          Number 1                        ______ Shares



                            ______________________________
                              Common Stock ______ Shares



               THIS CERTIFIES THAT _______________________ is the record holder of _______ fully paid and non-assessable Common Shares of the Capital Stock of the above Corporation transferable on the share register of said Corporation in Person or by duly authorized Attorney upon surrender of this Certificate properly endorsed or assigned.

                    WITNESS the Seal of the Corporation and the signatures of its duly authorized officers.

          Dated:  ___________________


          __________________, Secretary       __________________, President







               FOR  VALUE RECEIVED,  _________________________________ does hereby sell, assign and transfer unto
          ______________ (______) Common Shares of the Capital Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

          Dated:  _______________

                                             _______________________________

          In Presence Of:
                                             Signature guaranteed







          Assignment Separate From Certificate


                    FOR VALUE  RECEIVED, _____________________________ does
          hereby  sell, assign and transfer  unto
          ______________  (______) Common  Shares of  the Capital  Stock of
          ___________________________ standing in its name on the books of said Corporation represented by Certificate No. __ herewith and does hereby irrevocably constitute and appoint _________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

          Dated: _______________
                                             ______________________________


          In Presence Of:
                                             Signature guaranteed